EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the PNMAC Mortgage Opportunity Fund, LLC, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the PNMAC Mortgage Opportunity Fund, LLC for the period ended June 30, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the PNMAC Mortgage Opportunity Fund, LLC for the stated period.

/s/ Stanford L. Kurland Stanford L. Kurland CEO, PNMAC Mortgage Opportunity Fund, LLC	/s/ Anne D. McCallion Anne D. McCallion CFO, PNMAC Mortgage Opportunity Fund, LLC
Dated: August 30, 2016	Dated: August 30, 2016

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by PNMAC Mortgage Opportunity Fund, LLC for purposes of Section 18 of the Securities Exchange Act of 1934.